Oppenheimer 32nd Annual Healthcare Conference March 2022 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of the Company.  Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimate,” “may,” “could,” “should,” “outlook,” and “guidance” and words and terms of similar substance used in connection with any discussion of future plans, actions, events or results identify forward-looking statements.   Forward-looking statements are based on information currently available to the Company and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, the risks and uncertainties related to the COVID-19 pandemic and those otherwise described in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, investors should not place undue reliance on these forward-looking statements. Non-GAAP Financial Information   This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including EBITDA and Adjusted EBITDA. The company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items. The company presents these financial measures to investors because they believe they are useful to investors in evaluating the primary factors that drive the company's operating performance. The items excluded from these non-GAAP measures are important in understanding LHC Group’s financial performance, and any non-GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures. Since these non-GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies.  EBITDA of LHC Group is defined as net income (loss) before income tax benefit (expense), interest expense, and depreciation and amortization expense. Adjusted EBITDA of LHC Group is defined as net income (loss) before income tax expense benefit (expense), depreciation and amortization expense, and transaction costs related to previous transactions. Please visit the Investors section on our website at Investor.LHCgroup.com for additional information on LHC Group and the industry. Nasdaq: LHCG 2

Home Health Hospice HCBS Home Health & Hospice Home Health & HCBS Home Health, Hospice, & HCBS LHC GROUP OVERVIEW LEGEND: 557 home health locations 170 hospice locations 136 home & community based services locations 12 long term acute care hospital locations 95 other service locations 435 leading hospital JV partners 68% (37 states & the District of Columbia) 12M+ annual patient encounters 3,600 referral hospitals 64,000 referral physicians of the U.S. population aged 65+ included in service area 3

PROVEN GROWTH STRATEGY BUILT FOR FUTURE OF IN-HOME HEALTHCARE 4 In Demand by Patients, Partners & Payors Home health in front of industry tailwinds with transition to value-based reimbursement and visibility on the reimbursement landscape Preferred setting for lower cost-of-care and higher quality proven out through COVID-19 and ability to treat higher acuity patients Leadership Having Positive Impact on Care & Value Proposition Exceptional execution of PDGM care and operational models promoted swift, comprehensive approach to COVID-19 and real-time demonstration of value proposition to partners, payors and patients ACO management, managed care initiatives and favorable regulatory environment for partnerships complement leadership in clinical quality Accelerated Growth with Multiple Levers Sequential organic growth fed by clinical quality, unique referrals leading to incremental market share gains complemented by co-location strategy Continued momentum of growth from existing and potential JV partners and acquisitions fueled by strong balance sheet Consolidation Opportunity in a Highly Fragmented Market Multi-faceted M&A pipeline reflects growth in home health, hospice, HCBS and joint ventures Proven track record of leveraging national scale to capture organic market share and executing M&A strategy to accelerate inorganic growth

65+ population in U.S. expected to nearly double by 2060 to 95 million Stable to increasing reimbursement rates Transition to valued-based reimbursement and highly coordinated care greatly benefits in home care Risk bearing entities are looking to LHC Group for post acute cost and care management Quality scores are driving strong organic growth, higher reimbursement tied to those scores, bonus payments and market share gains MOST APPROPRIATE AND COST-EFFECTIVE SETTING OF CARE 5

Choose Home Care Act of 2021 allows Medicare seniors to choose to recover at home as opposed to an in-patient healthcare facility after a hospitalization and who meet the eligibility for Skilled Nursing Facility (SNF). Senate bill (S-2562) has bipartisan support and now 18 co-sponsors from both parties and committees of healthcare and aging jurisdictions. House bill (HR5514) has bipartisan support with 31 co-sponsors from both parties and House committees of healthcare jurisdiction. Bill has been sent to CBO (Congressional Budget Office) for scoring/review of budget implications and for consideration in a legislative vehicle this Congress. It has also been received by CMS for technical advice to Congress. Mandatory PAY-GO 4% cut (as a result of American Rescue Plan Act 2021) delayed until 2023. Sec. of Health and Human Services Becerra signed an Administrative Order extending the declaration of the Public Health Emergency for an additional 90 days through April 16, 2022, thereby extending significant flexibilities for the provision of home health services previously afforded administratively. Flexibilities including telehealth and remote patient certifications. Extends the suspension of site neutral payment for LTCHs. Sequestration suspension of mandated 2% cut through March 31, 2022. Strong hospital advocacy to extend the full 2% suspension beyond this date is underway in Congress. Home Health Final Rule for FY22 posted on November 2, 2021: No cuts for 2022 and an aggregate increase of payment rates of 2.5% ($445 million) which includes a decrease in payments due to reduction in rural add-on payments mandated by BBA 2018. (The payment update is based on a 3.1% market basket, reduced by 0.5% productivity adjustment or a net of 2.6% this is further reduced by 0.1% for the reduction in rural add-on percentages for a net of 2.5%.) The 2022 national standardized 30-day payment will be $2,031.64 versus the $1,901.12 from 2021. The rule includes a proposal to expand nationally the Home Health Value Based Payment demonstration from 9 states to all 50 states and territories beginning Jan. 1, 2023, with a baseline year of 2019, pre-implementation year in 2022 and first performance year for HHAs of 2023. The rule provides for a maximum payment adjustment of plus or minus 5% reflected in 2025 payments. FAVORABLE LEGISLATION AND POLICIES ON HOME CARE 6

The Better Care Better Jobs Act: Senators Casey (D-PA), Wyden (D-OR), Schumer (D-NY), Murray (D-WA), Duckworth (D-IL), Hassan (D-NH) and Brown (D-OH) are introducing the Better Care Better Jobs Act, a key element of President Biden’s American Jobs Plan. Representatives Dingell (D-MI-12), Pallone (D-NJ-6), Schakowsky (D-IL-9) and Matsui (D-CA-6) introduced the House companion. This legislation would make a historic investment in home and community-based services by strengthening and expanding access to quality home care services and lifting up the caregiving workforce that provides them. Specifically, the bill would: Enhance Medicaid funding for HCBS, strengthen and expand access to HCBS, strengthen and expand the HCBS workforce, show improvement over time, encourage innovative models that benefit direct care workers and care recipients, support quality and accountability, facilitate state planning, permanent spousal impoverishment protections and make permanent Make Money Follows the Person. Hospital Inpatient Services Modernization Act: On March 10, 2022, Senators Carper (D-DE) and Scott (R-SC) and Congressman. Blumenauer (D-OR) and Wenstrup (R-OH) filed the Hospital Inpatient Services Modernization Act (H.R. 7053/S.3792) that would extend the CMS acute hospital care at home waiver program two years beyond the end of the COVID-19 public health emergency. Established to expand hospital capacity and protect practitioners and patients from COVID-19 exposure, the program waives certain nursing requirements and expands telehealth services so hospitals and health systems can work together to care for qualified Medicare patients at home. The success of the legislation is dependent upon a score by CBO and identification of a legislative vehicle. POLICIES ON HOME CARE CONTINUED 7

UNPRECEDENTED SUPPORT FOR HOME CARE 8 Adults prefer to recover at home after a hospital stay* 86% of adults and 94% of Medicare beneficiaries say they would prefer to receive post-hospital short-term health care at home Expanding home recovery options should be a government priority* 85% of adults, 91% of caretakers for someone over age 65 and 90% of adults over age 65 say it should be a high priority for the federal government to expand Medicare coverage for home health care There is strong bipartisan support for the Choose Home Care Act* 86% of adults, 94% of Medicare beneficiaries, 92% of Democrats and 83% of Republicans support the Choose Home Care Act * Based on a poll conducted by Morning Consult between August 11-15, 2021 among a sample of 2,200 adults. The interviews were conducted online and the data were weighted to approximate a target sample of adults based on gender, educational attainment, age, race, and region. Results from the full survey have a margin of error of plus or minus two percentage points. “The Biden-Harris administration recognizes the value and dignity that come with access to home- and community-based services. Thanks to the American Rescue Plan, we can support states working to expand access to home- and community-based services for Medicaid beneficiaries.” Xavier Becerra, Secretary of U.S. Department of Health and Human Services (10.21.21)   “We want to design models that give providers those tools that enable the delivery of integrated, whole-person care in the settings beneficiaries prefer, such as in the home or community.” Purva Rawal, Chief Strategy Officer for U.S. Centers for Medicare & Medicaid Services (10.20.21)   “We’re going to expand services for seniors in the home and for families to help them take care of their parents at home. It’s a matter of dignity and pride they want to live at home independently and for millions of Americans this is the most important issue they are facing.” President Joe Biden (10.28.21)

DIFFERENTIATED STRATEGIES 9

MULTIPLE ORGANIC AND INORGANIC GROWTH LEVERS

1 Core Market Growth

- Supportive recent payment reform
- Near to medium-term reimbursement a known quantity
- In demand from referral sources, partners & patients
- Home health a net beneficiary of value-based purchasing

2 Market Share Gains

- Industry leadership in quality and accreditation driving unique physician referral growth
- Smaller operators are capital constrained
- Drive untapped growth in personal care and hospice businesses across expanded geographic footprint

3 JVs with Hospital and Health Systems

- Only in-home healthcare provider with track record of JV's
- Expand into new markets along with partners' footprint
- Leverage value proposition and unmatched national scale to pursue strong pipeline of new JV partners nationwide
- COVID-19 experience is real-time value demonstration

Organic Growth (1–3)

4 New Acquisitions

- New acquisitions in home health, hospice and home and community based care
- Expand geographic reach in untapped markets
- Capitalize on highly fragmented provider base with historic consolidation opportunity
- Top 5 providers account for only ~21% of home health market

Acquisition Growth (4)

5 Value Based Strategy

- Move to taking risk on total cost of HH from MA plans and health systems
- Grow Imperium ACOs and extend proven record of managing post-acute network building
- Create high performing post-acute networks for ACO partners and increase utilization of LHC platform
- Extend use of data analytics to gain insight on cost of post-acute care

Upside Opportunities (5)

LHC GROUP 10

BUILDING BLOCKS OF LONG-TERM EARNINGS GROWTH

1 Core Market Growth

Drive organic growth as lowest cost of incremental revenue and margin

- HH organic admission growth target of **5% to 7% for 2022** and increasing back to mid- to high- single digits
- Hospice organic admission growth target of **6% to 8% for 2022** and increasing back to mid- to high- single digits

2 Market Share Gains

Drive untapped growth in HH, hospice and HCBS locations

- Avg HH agency = $2-$3M annual revenue
- Avg hospice agency = $2-3M annual revenue
- HH/hospice co-location = $400,000 - $500,000 incremental annual revenue per hospice location
- Approximately 15% of HH locations are co-located with hospice.

3 JVs with Hospital and Health Systems

Acquire revenue with JV's

- $65M-$70M/year on average (2017-2020)
- Target corporate EBITDA profile within 12-18 months
- Organic admission growth typically outperforms wholly owned locations by 100 to 200 bps

Organic Growth

4 New Acquisitions

Pursue new acquisitions in home health, hospice and HCBS

- $300 million in acquired annual revenue in 2021 which will add incremental revenue in 2022 of approximately $200 million.
- Annual revenue acquired in 2021 is expected to add $20 million in incremental EBITDA in 2022.
- Acquired $54.7 million in annual revenue in 2020.
- Acquired $114.3 million in annual revenue in 2019.
- Revenue from acquisitions during 2017-2020 grew by 14.7% on average from time of acquisition through 2021 and contribution margin grew by over 430%*.

Acquisition Growth

5 Value Based Strategy

- Developing alternative reimbursement models (PMPM; Case Rate; episodic) with regional and national payors, demonstrating continued progression beyond fee-for-service and per visit relationships
- Revising contracts and developing processes with major payors to optimize administrative efficiencies
- Leveraging participation with JV and non-JV ACO's to capture increasing share of HH eligible admissions
  - 10% share today
- Value based awards with annual run-rate of $20M

Upside Opportunities

* Please refer to slide 15

LHC GROUP

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Joint ventures drive organic growth and margin improvement Same store growth for JV locations average between 200 and 300 basis points higher than non-JV locations. Revenue growth rate for JVs average 10% to 15% in year 2 and 3. Margins for JV locations average 100 to 200 basis points higher than non-JV locations. Continued focus on inorganic growth through acquisitions and organic growth on previous acquisitions. Acquired $300 million in annual revenue in 2021 which will add incremental revenue in 2022 of approximately $200 million and incremental EBITDA of approximately $20 million. Continued focus on growth in episodic admissions and rate improvement on non-Medicare admissions Non-Medicare episodic admissions grew by 18.1% in the fourth quarter of 2021 compared to 2020; and by 21.9% in 2021 compared to 2020. Non-Medicare rates increased 4% in 2021 over 2020 and increased 17% over the last 5 years. DIFFERENTIATED STRATEGY LEADING TO QUALITY GROWTH 12

Continued focus on quality and patient satisfaction to drive higher referrals Increased new home health physician referral sources by 22.0% in 2020 over 2019; by 19.1% in 2021 compared to 2020 and by 9.2% in Q4 of 2021. Untapped growth in home health and hospice co-locations remains top priority 86 hospice locations co-located with home health out of 170 total hospice locations, or 50.1%. Up from 77 locations in 2020, 63 locations in 2019 and 58 locations in 2018. Currently averaging 15% to 16% of home health census that gets discharged to hospice. Continue with strategic rollout strategy for HCBS 55 HCBS locations co-located with home health out of 136 total HCBS locations, or 40.4%. Grow HCBS in markets with value-based arrangements with JV partners and payors. DIFFERENTIATED STRATEGY LEADING TO QUALITY GROWTH CONTINUED 13

2021 M&A ACTIVITY SETS THE STAGE FOR 2022 GROWTH The acquired annual revenue of approximately $300 million for 2021 is expected to have an incremental impact to 2022 of approximately $200 million in revenue and approximately $20 million in EBITDA. 14

15 Acquired Revenue from 2017 – 2020 = $369.6M excluding Almost Family acquisition in 2018. 2022 Estimated Revenue on same acquisitions = $440.5M Acquired Contribution Margin from 2017 – 2020 = $16.0M excluding Almost Family acquisition in 2018. 2022 Estimated Contribution Margin on same acquisitions = $91.6M INCREMENTAL GROWTH ON ACQUIRED REVENUE FROM 2017 - 2020

FULL TIME CLINICAL STAFF HIRES 16 We continue to see positive trends in recruiting. We have four consecutive quarters in which we have hired a record number of employees while our turnover continues to be well below industry averages. Our headcount statistics are a direct correlation and validation to our company’s continued census growth and focus on patient satisfaction and quality. Voluntary Turnover for full time employees company wide for the twelve months ended December 31, 2021: 17.0% Voluntary Turnover for full time clinical staff in Home Health and Hospice for the twelve months ended December 31, 2021: 18.7%

SEQUENTIAL OPERATIONAL TRENDS Home Health, Hospice, and HCBS Trends 17

HOME HEALTH AND HOSPICE CLINICIANS ON QUARANTINE TREND 18

HOME HEALTH LABOR COST PER VISIT 19

HOME HEALTH AND HOSPICE GROWTH Same Store Organic Admission Growth over Prior-Year Periods New Physician Home Health Referral Sources 20

OCT 2021 – MARCH 2022 HOME HEALTH TREND 21 Home Health average weekly census declined to a low 83,061 during the week ended January 15, 2022 as the average percentage of clinicians quarantined increased to 6.04% for the week ending January 15th, exacerbating the normal seasonal dip in January. Home Health average weekly census has increased 7.6% from 83,061 during the week ended January 15, 2022 to 89,349 during the week ended March 12, 2022 as the percentage of clinicians quarantined has continued to decline and admissions have re-accelerated. *Completed purchase of home health assets from Brookdale which had approximately 2,500 patients on census

OCT 2021 – MARCH 2022 HOME HEALTH CENSUS VERSUS CLINICIAN QUARANTINE CORRELATION 22

OCT 2021 – MARCH 2022 HOSPICE CENSUS VERSUS CLINICIAN QUARANTINE CORRELATION 23

INDUSTRY-LEADING QUALITY AND PATIENT SATISFACTION 100% of LHC Group home health and hospice agencies are Joint Commission accredited or are in the accreditation process within 12 to 18 months after acquisition. Approximately 15% of all Medicare certified home health agencies nationwide are Joint Commission accreditation. Average star rating for April 2021 through December 2021 from Strategic Healthcare Partners (SHP) data. Average star rating for July 2020 through March 2021 from CMS data. Average star rating for January 2019 through December 2019 from CMS data. The change is mainly due to adjustments that CMS made to the cut point ranges in the 2022 calculation.    24

HCI SEGMENT STRONGLY SUPPORTS ADVANCED CARE@HOME PROGRAMS



- LHCG's unique value-based assets are fully on display with SCP Health's national team of 7,500 emergency department physicians and hospitalists
  - Imperium Health – ACO ownership, management and enablement
  - Advanced Care House Calls – primary care services
  - Long Term Solutions – elder care guidance
  - CareJourney – clinical analytics and insights
- Closest peers to the HCI segment are now Landmark Health and Aspire Health.
- SCP partnership is a natural progression of LHCG's SNF@Home model first deployed in 2014 for Ochsner Health
- CMS recommendation for national expansion of value-based program places premium on ability to quickly take on risk and deliver proven value on a national scale
  - Imperium Health has generated $300+ million in total savings; $150+ million in total CMS payouts

LHC GROUP

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DEBT AND LIQUIDITY METRICS 26

FOCUS FOR 2022 27 Maintain disciplined capital allocation with new joint ventures and other M&A activity. Accelerate unlocking the potential of our co-location and tri-location strategies. Continue to be a leader in the industry in quality and patient satisfaction scores. Capture market share gains and incremental contributions from recent joint ventures, other acquisitions and consolidation. Continue our focus as an industry leader in key areas around employee recruitment and retention including vacancy rate and voluntary turnover. Accelerate initiatives to operationalize Advanced Care @ Home. Focus on cost improvement initiative and efficiencies. Continued improvement in our Hospice and HCBS service lines.